UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	No fee required.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WEAVE COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

Weave Communications, Inc. (the “Company”) is filing the attached proxy card as a supplement to the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy”) that was filed with the Securities and Exchange Commission on April 14, 2022, as the proxy card was inadvertently omitted from the original Proxy filing. This proxy card should be reviewed in connection with and as part of the Proxy. The proxy card has been made available to the Company’s stockholders in the form attached hereto.

weave VOTE

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 25, 2022

Online
Go to **www.envisionreports.com/WEAV** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/WEAV

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2022 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors:

Nominee	For	Withhold
01 - Roy Banks	☐	☐
02 - Tyler Newton	☐	☐
03 - David Silverman	☐	☐

Proposal	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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2022 Annual Meeting Admission Ticket

2022 Annual Meeting of Weave Communications, Inc. Stockholders

May 26, 2022, 10:00 a.m., ET
Virtual

The 2022 Annual Meeting of Stockholders of Weave Communications, Inc. will be held on May 26, 2022 at 10:00 a.m., ET, virtually via the internet at www.meetnow.global/MVGTL9P.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/WEAV

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/WEAV

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Weave Communications, Inc.

Notice of 2022 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 26, 2022

Roy Banks, Alan Taylor and Wendy Harper, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Weave Communications, Inc. to be held on May 26, 2022 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.